Exhibit 10.9

EXTENSION OF

REAL ESTATE OPTION TO PURCHASE AGREEMENT

WHEREAS, Larry Bruce Herald gave a Real Estate Option to Purchase (hereafter the “Option”) concerning nine (9) certain tracts or parcels of land lying and being in Owsley County, Kentucky (hereafter the “Premises”), to Pat E. Mitchell and David Altizer, dated the 8th day of January, 2008; and

WHEREAS, Pat E. Mitchell and Billy David Altizer assigned the Option to AMS Development, LLC, by instrument dated the 8th day of January, 2008; and

WHEREAS, AMS Development, LLC assigned the Option to Consolidation Services, Inc., by instrument dated the 8th day of January, 2008; and

WHEREAS, on March 10, 2008, the Option was extended for a period of sixty (60) days, or, until fourteen (14) days after the date the Lis Pendens recorded in Lis Pendens Book 10, page 629, in the Office of the Owsley County Clerk was released, whichever date was later; and

WHEREAS, the said Lis Pendens was released on May 27, 2008; and

WHEREAS, the parties hereto desire to extend the Option to purchase the premises until August 15, 2008, to allow sufficient time for Consolidation Services, Inc. to prepare for the closing;

NOW, THEREFORE, this agreement is made and entered into on this ____day of June, 2008, by and between LARRY BRUCE HERALD, of Route 1, Box 138, Booneville, Kentucky 41314, (hereafter referred to as “First Party”), and CONSOLIDATION SERVICES, INC., of 2756 North Green Valley Parkway, Suite 225, Henderson, Nevada 69014 (hereafter referred to as "Second Party").

For and in consideration of the sum of Ten Thousand ($10,000.00) dollars, First Party does hereby extend the Option to purchase the premises until August 15, 2008.

It is the intention of Second Party to close on the Premises prior to August 15, 2008, if reasonably possible. Because Second party has a good faith intention to close on the Premises as soon as reasonably possible, First Party has agreed to the following payment schedule for the purchase price of One Million ($1,000.000.00) dollars:

a.) For a closing held prior to July 15, 2008, the purchase price shall be paid in the following installments: $250,000.00 on the day of closing; $150,000.00 on July 15, 2008; $100,000.00 on August 15, 2008; and, $500,000.00 on October 1,2008.

b.) For a closing held on July 15, 2008, and thereafter, but prior to August 15, 2008, the purchase price shall be paid in the following increments: $400,000.00 on the day of closing; $100,000.00 on August 15, 2008; and, 5500,000.00 on October 15, 2008.

c.) For a closing held Oft August 15, 2008, the purchase price shall be paid in the following increments: $500,000.00 on August 15, 2008; and, $500,000.00 on October 15, 2008.

The parties agree that all of the remaining terms and conditions of the Option shall remain in full force and effect.

FIRST PARTY:	/s/ Larry B. Herald
LARRY BRUCE HERALD

SECOND PARTY:	CONSOLIDATION SERVICES, INC.
/s/ Johnny R. Thomas
JOHNNY R. THOMAS, President

STATE OF KENTUCKY

COUNTY OF BREATHITT

I, Darrell A. Herald, a notary public for the State of Kentucky at large, certify that the foregoing Extension of Real Estate Option to Purchase Agreement was produced before me in said County and State, and signed, acknowledged and delivered by LARRY BRUCE HERALD, on this 13th day of June, 2008.

/s/ Darrell A. Herald

NOTARY PUBLIC

My commission expires: 04/02/2010

STATE OF NEVADA

COUNTY OF CLARK

I, Cathi Johnson, a notary public for the State of Nevada at large, certify that the foregoing Extension of Real Estate Option to Purchase Agreement was produced before me in said County and State, and signed, acknowledged and delivered by JOHNNY R. THOMAS, for and on behalf of CONSOLIDATION SERVICES, INC., as President, on this 14th day of June, 2008.

/s/ Cathi Johnson

NOTARY PUBLIC

My commission expires: 08/07/2011

This Instrument Prepared By:

DARRELL A. HERALD

Attorney at Law

Jackson, Kentucky 41339

/s/ Darrell A. Herald

REAL ESTATE SALE AND PURCHASE AGREEMENT

THIS REAL ESTATE SALE AND PURCHASE AGREEMENT (the “Agreement”) is made and entered into by and between LARRY BRUCE HERALD, of Route 1 Box 138, Kentucky 41314 (the "Seller"), and CONSOLIDATION SERVICES, INC., of 2756 N. Green Valley Parkway, Suite 225, Henderson, Nevada 89014 (the “Buyer”), this ____ day of _________, 2008.

WITNESSETH:

WHEREAS, Seller is the fee simple owner of certain real property located on Cow Creek, in Owsley County, Kentucky, (the “property”) which is more fully described in Exhibit “A” attached hereto and incorporated herein by reference; and

WHEREAS, Seller desires to sell and Buyer desires to purchase the property, subject to the terms and conditions more particularly set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Seller and Buyer do hereby agree as follows:

1. Upon the terms and conditions set forth herein, Seller agrees to sell and Buyer agrees to purchase for the sum of One Million ($1,000,000.00) dollars the property described in Exhibit “A”.

2. An unencumbered, good, and marketable fee simple title to the property shall be conveyed to Buyer, or its successor or assign, at the option of Buyer, by deed of GENERAL WARRANTY at closing.

3. All real estate taxes and other assessments to the property due and payable in calendar year 2008 shall be prorated between Buyer and Seller from January 1, 2008 to date of deed.

4. Buyer or its successor or assign, shall accept the deed to the property when tendered by Seller at closing and make settlement as herein set forth. Possession of the property shall be given to Buyer on the date of the deed.

5. Buyer agrees to pay all closing costs including the of document preparation and transfer taxes.

6. The Buyer and Seller have read the entire contents of this agreement and acknowledge receipt of an executed copy hereof. It is agreed that all terms and conditions pertinent hereto are included in this writing, and no verbal agreements or understandings of any kind shall be binding upon Buyer and Seller. Buyer and Seller further agree that any modifications of this agreement shall be in writing and shall be executed by the Seller and Buyer.

IN TESTIMONY WHEREOF, witness the signatures of the Buyer and Seller as of the date first set forth herein.

FIRST PARTY:	/s/ Larry B. Herald
LARRY BRUCE HERALD

SECOND PARTY:	CONSOLIDATION SERVICES, INC.
/s/ Johnny R. Thomas
JOHNNY R. THOMAS, President

STATE OF KENTUCKY

COUNTY OF ______________

I, ________________, a notary public for the State of Kentucky at large, certify that the foregoing Real Estate Option to Purchase Agreement was produced before me in said County and State, and signed, acknowledged and delivered by LARRY BRUCE HERALD, on this _____ day of ____________, 2008.

___________________

NOTARY PUBLIC

My commission expires: __________

STATE OF NEVADA

COUNTY OF _____________

I, ___________________, a notary public for the State of Nevada at large, certify that the foregoing Real Estate Option to Purchase Agreement was produced before me in said County and State, and signed, acknowledged and delivered by JOHNNY R. THOMAS, for and on behalf of CONSOLIDATION SERVICES, INC., as President, on this _____ day of ____________, 2008.

_____________________

NOTARY PUBLIC

My commission expires: _____________

This Instrument Prepared By:

Darrell A. Herald

Attorney at Law

Jackson, Kentucky 41339

_______________________

EXHIBIT "A"

Tract No. 1:

A certain tract or parcel of land lying and being in Owsley County, Kentucky, on Slate Lick Fork of Cow Creek, and more particularly described as follows:

Beginning at the standing rock on the East bank of said creek or fork; thence N 53 degrees W 80 poles crossing said fork to the top of the fork ridge between said fork and wolf pen fork; thence with the dividing ridge between said forks to a black gum and two chestnuts; thence down the point S 20 degrees E 20 poles to two chestnuts; thence S 39 degrees E 21 poles to two black oaks; thence down the hill S 15 E 62 poles to a beech on the South bank of Mud Lick Branch; thence same course continued to the top of the fork point between the Mud Lick and Curly Maple Forks; thence up said point as it meanders to the dividing ridge between Cow Creek and Indian Creeks; thence with top of said ridge u it meanders to the deep gap, between Curly Maple Fork: of Cow Creek and Steel Trap Fork of Buffalo; thence with the top of said ridge to a knoll between Curly Maple and Cane Brake Fork of Cow Creek and the Steel Trap Folk of Buffalo; thence down the dividing ridge between the Curly Maple Fork: and Cane Brake Fork to the top of the ridge between the Brawner Hollor and Cane Break to a high rocky knob on the fork point between the can Brake and the Slate Lick Forks to a black oak and chestnut; thence down the hill No. 66 degrees W 74 poles to the beginning. Containing 200 acres, more or less.

It is understood and agreed that grantors herein do grant and convey to second party the right of way across the Bill Eversole track, which joins the tract herein conveyed. It is understood that this right of way shall follow the old road to the line of Virgil Herald land then cross to and remain on the left hand side of the Jennings Fork.

Being the same property conveyed unto Larry Bruce Herald from Lucy Rose DeBord and Jack DeBord, husband, by deed dated the 26th day of May 1992 and recorded in Deed Book 61, page 500.

MORTGAGE

THIS MORTGAGE, dated on this ____ day of June, 2008, by and between CONSOLIDATION SERVICES, INC., a Delaware corporation, of 2756 North Green Valley Parkway, Suite 225, Henderson, Nevada 89104, hereinafter referred to as "Mortgagor", and LARRY BRUCE HERALD, of Route 1, Box 138, Booneville, Kentucky 41314, hereinafter referred to as "Mortgagee";

WHEREAS, CONSOLIDATION SERVICES, INC., is justly indebted to LARRY BRUCE HERALD, Mortgagee, in the sum of Seven Hundred Fifty Thousand ($750,000.00) dollars, which indebtedness is evidenced by the Mortgagors’ negotiable promissory note of even date, and for the purpose of securing the payment of said sum, hereby grant, mortgage and convey unto the said Mortgagee those Nine (9) certain tracts or parcels of land more fully described in Exhibit "A" which is attached hereto and incorporated herein by reference.

The Mortgagor shall promptly pay the principal of the indebtedness evidenced by the promissory note at the times and in the manner therein provided. In the event the Mortgagor shall fail to make any payment set forth in the promissory note, or shall fail to fulfill covenants and agreements herein contained, or shall file of a petition in bankruptcy or shall have an involuntary petition in bankruptcy filed against it, or shall make an assignment for the benefit of creditors, then the Mortgagee may immediately declare the entire unpaid balance of the promissory note secured hereby immediately due and payable and proceed to enforce the collection of same without further notice or demand, to .the extent allowed by applicable law, and may foreclose this Mortgage by judicial proceeding.

Mortgagor agrees to assume the risk of loss and hold Mortgagee harmless from any and all liability in connection with said property.

In the event any proceeding shall be instituted to condemn the mortgaged property, or any part thereof, and take the same for public use under the power of eminent domain or to enforce any lien upon or interest in the mortgaged property. Mortgagee may, without notice, at his option, declare the entire unpaid balance of the promissory note immediately due and payable and proceed to enforce the collection of the same. Mortgagor hereby waives all rights of valuation and appraisement laws.

The Mortgagor shall keep the mortgaged property in good order and condition, reasonable wear and tear excepted, and will not commit or permit any waste of the mortgaged property. The Mortgagor agrees that during the term of this mortgage that it will not remove any trees, timber or minerals, disturb the property in any way, or otherwise perform any act which would diminish the fair market value of the property. However, the foregoing notwithstanding, the Mortgagor, and/or its agents, servants and employees, shall be allowed to core drill to determine any coal reserves located upon or within said property. The Mortgagor agrees that it will not explore for oil and/or gas reserves upon or within the said property during the term of this mortgage.

This mortgage shall be binding upon and inure to the benefit of the respective heirs, successors, and assigns of the parties hereto.

TO HAVE AND TO HOLD the said property unto the said Larry Bruce Herald, his heirs and assigns forever; PROVIDED, HOWEVER, that if the aforesaid Consolidation Services, Inc., pays to Larry Bruce Herald, the total sum of Seven Hundred Fifty Thousand ($750,000.00) dollars on or before the 15th day of October, 2008, then this mortgage and such other writings as may exist as evidence of said indebtedness shall be null and void and -the Mortgagee shall immediately release the said mortgage.

IN TESTIMONY WHEREOF, witness its signature, this day and date first herein appearing.

CONSOLIDATION SERVICES, INC.
/s/ Johnny R. Thomas
JOHNNY R. THOMAS, President

ATTEST:

/s/ Helen H. Thomas

SECRETARY

This Instrument Prepared By:

DARRELL A. HERALD

Attorney at Law

Jackson, Kentucky 41339

_____________________________

STATE OF NEVADA

COUNTY OF CLARK

On this 9th day of June, 2008, personally appeared before me, a Notary Public, JOHNNY R. THOMAS, President of CONSOLIDATION SERVICES, INC., a Delaware corporation, who acknowledged that he executed the above mortgage to LARRY BRUCE HERALD, and said mortgage was attested by HELEN H. THOMAS, Secretary of said corporation.

Given under my hand this 9th day of June, 2008.

/s/____________________

NOTARY PUBLIC

My commission expires: 08/07/2011

STATE OF KENTUCKY

COUNTY OF OWSLEY

I, Sid Gabbard, Clerk of the aforesaid  County Court, certify that the foregoing Mortgage was, on the ____ day of _____________, 2008, lodged for record; whereupon the same, with the forgoing and this certificate have been duly recorded in my said office in Mortgage Book No. ______, at page no. _________.

Witness my hand this _____ day of __________, 2008.

SID GABBARD, CLERK

BY: ____________________ D.C.

PROMISSORY NOTE

$750,000.00	June _____, 2008

FOR VALUE RECEIVED, CONSOLIDATION SERVICES, INC., of 2756 N. Green Valley Parkway, Suite 225, Henderson, Nevada 69014, hereby promises and agrees to pay to LARRY BRUCE HERALD, of Route 1, Box 138, Booneville, Kentucky 41314, the principal sum of Seven Hundred Fifty Thousand ($750,000.00) dollars.

This principal sum shall be paid as follows: the amount of One Hundred Fifty Thousand ($150,000.00) dollars on or before July 15, 2008; the amount of One Hundred Thousand ($100,000.00) dollars on or before August 15, 2008; and the amount of Five Hundred Thousand ($500,000.00) on or before October 15, 2008.

This note is secured as of the date of its making by certain real property owned by Consolidation Services. Inc., pursuant to the terms of a mortgage dated the _____ day of June, 2008.

At any time prior to the due date of any payment, the amounts set forth under the terms of this note may be repaid in whole or in part without penalty or premium; provided, however, that in such event Larry Bruce Herald shall have no obligation to advance, and Consolidations Services, Inc. shall have no right to reborrow, any amounts repaid.

The failure by Consolidation Services, Inc., to make either of the installment payments to Larry Bruce Herald when due, or the failure of Consolidation Services, Inc. to fulfill covenants and agreements herein contained, or the filing of a petition in bankruptcy by Consolidation Services, Inc., or an involuntary petition in bankruptcy being filed against it, or the making of an assignment for the benefit of creditors, shall constitute a default under the terms of this note. In the event of a default, the entire principal balance shall, at the option of Larry Bruce Herald, become immediately due and payable, without presentment, notice, protest, or demand of any kind (all of which are hereby expressly waived by Consolidation Services, Inc.). Furthermore, Larry Bruce Herald shall have the right to proceed immediately to repossess the above-described real property and to take legal action against Consolidation Services, Inc.

Failure of Larry Bruce Herald to exercise any rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of Larry Bruce Herald for default under this note shall be cumulative to the greatest extent permitted bylaw. Time shall be of the essence in the payment of all installments on this note and the performance of the other obligations under this note.

Consolidation Services, Inc. hereby waives presentment, demand, notice of dishonor, protest, notice of protest and nonpayment, and further waives all exemptions to which they may now or hereafter be entitled to under the laws of the Commonwealth of Kentucky or the United States.

IN TESTIMONY THEREOF, witness the signatures of the undersigned, on this ___day of June, 2008.

CONSOLIDATION SERVICES, INC.
/s/ Johnny R. Thomas
JOHNNY R. THOMAS, President

ATTEST:

/s/ Helen H. Thomas

SECRETARY

STATE OF NEVADA

COUNTY OF CLARK

Subscribed and sworn to before me by JOHNNY R. THOMAS, President of CONSOLIDATION SERVICES, INC., a Delaware corporation, for and on behalf of said corporation by him as its President, and attested by HELEN H. THOMAS, Secretary, on this 9th day of June, 2008.

/s/____________________

NOTARY PUBLIC

My commission expires: 08/07/2011